Exhibit 10.19(i)

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

MEDecision

MEDecision, Inc.   ♦   One Devon Square,  724 W. Lancaster Avenue   ♦   Wayne, PA  19087    ♦    Phone: 610-254-0202   ♦   Fax: 610-254-5100

Master Product Agreement	Number: PHS-001

This Master Product Agreement, including all exhibits, schedules, appendices and other documents attached hereto (collectively, this “Agreement”) dated June 30, 2004 (“Effective Date”) is between MEDecision, Inc. (“MEDecision”), with offices at One Devon Square, 724 W. Lancaster Avenue, Wayne, PA 19087 and PacifiCare Health Systems, Inc. (“Customer”), for itself and its Affiliates, with its principal offices at 10803 Hope Street, Cypress, CA 90630.  MEDecision and Customer may each be referred to in this Agreement individually as a “Party” and together as the “Parties.”

1.                                      GRANT OF LICENSE.

1.1.                            License Grant.  Subject to the terms of this Agreement, MEDecision grants to Customer and its Affiliates a license to install and use the Products and the Prior Customizations in accordance with Schedule 1.

1.2.                            License Conditions.

(a)                                  Ownership.  Except as otherwise set forth herein or in the Master Services Agreement entered into by and between the Parties on even date herewith, or any Statement of Work or other exhibit thereto (collectively, the “MSA”) MEDecision and its suppliers own all rights, title, and interest in and to the Products, the Customizations and Enhancements and the MEDecision Confidential Information.

(b)                                 Copying, Modification, Access and Distribution.  Customer and its Affiliates may copy the Products for Customer’s or its Affiliates’ own use, including copies for use in development, test, disaster recovery and back-up purposes; provided that only the number of copies licensed under Schedule 1 to this Agreement may be used in production at the same time.  Customer and its Affiliates may copy the Documentation for Customer’s and/or its Affiliates’ internal use related to the Products.  All copies of Products and Documentation must contain MEDecision’s proprietary rights notices.  The Products may not be modified, altered or enhanced except as authorized by MEDecision in writing.  Except as specified in this Agreement, Customer may not use the Products to provide an application service provider service, in connection with a service bureau, for the benefit of any third party (other than its Affiliates) or transfer or distribute the Products.  MEDecision agrees that independent contractors and consultants engaged by Customer and/or its Affiliates to provide services for Customer may be granted access to the Products in accordance with the terms and conditions contained in this Agreement for the purpose of providing such services, provided that: (a) Customer has written Agreements in place with each such independent contractor and consultant with terms at least as protective of MEDecision Confidential Information as those contained in this Agreement, (b) Customer is liable for all acts and omissions of such independent contractor and consultant that would constitute a breach of this Agreement if such acts or omissions had been performed by Customer, and (c) no such independent contractor or consultant is a MEDecision Competitor.  Customer shall have the right to use the Products in accordance with the terms and conditions contained in this Agreement, on an interim basis, not to exceed one hundred eighty (180) days, to provide services to any portion of Customer’s business which has been be sold to a third party; provided that: (a) Customer has written agreements in place with each such third party with terms at least as protective of MEDecision Confidential Information as those contained in this Agreement, (b) Customer is liable for all acts and omissions of such third parties that would constitute a breach of this Agreement if such acts or omissions had been performed by Customer, and (c) that no such third party is a MEDecision Competitor.  MEDecision acknowledges that Customer has entered into information technology services agreements with International Business Machines Corporation (“IBM”) and Keane, Inc. (“Keane”) for the provision of information technology, data processing and related services, to Customer.  MEDecision hereby agrees that, at no additional charge to Customer: (i) Customer and/or its Affiliates may disclose to IBM and Keane all Products, hardware, software and related products and documentation which are licensed or transferred to Customer and/or its Affiliates pursuant to this Agreement (the “IT Systems”), (ii) IBM and Keane shall have the limited right to use the IT Systems for the sole purpose of delivering information technology, data processing and related services to Customer and/or its Affiliates, and (iii) upon notice to MEDecision, all or part of the IT Systems may be installed or relocated to a facility controlled by IBM or Keane.  Notwithstanding clauses (i) or (ii) above, neither IBM nor Keane shall use the IT Systems in a manner that is inconsistent with Customer’s rights under this Agreement.  Customer shall ensure that written agreements are in place with IBM and Keane with terms at least as protective of MEDecision Confidential Information as those contained in this Agreement and Customer shall be liable for all acts and omissions of IBM and Keane that would constitute a breach under this Agreement if such acts or omissions had been performed by Customer.

(c)                                  Reverse Engineering.  Customer may not attempt to decompile, disassemble or reverse engineer any Product.

2.                                      SUPPORT.  Subject to Customer’s payment of the Standard Support Fees as set forth on Schedule 1, MEDecision shall provide the Standard Support services set forth in Appendix A - Support Appendix, attached hereto.  All such Standard Support services are included in the Standard Support fee set forth in Schedule 1.  Standard Support services will automatically renew each year unless Customer notifies MEDecision in writing no later than [***] days prior to the renewal date that Customer no longer wishes to receive Standard Support services.

3.                                      PAYMENT TERMS.

3.1.                            Payments; Taxes.  Payment of all undisputed charges are due within [***] days of the receipt by Customer of a valid invoice; provided however that Customer may withhold payment of any amounts it disputes in good faith.  The Customer agrees to provide notice to MEDecision of any amounts it disputes along with the reasons for such items being in dispute as soon as reasonably practicable after identification of such disputed items.  The Parties agree to negotiate in good faith with respect to any disputed payment or other amounts owing in respect of this Agreement.  With respect to any amount to be paid by Customer hereunder, Customer may set-off against such amount any amount that MEDecision is obligated to pay Customer hereunder.  Fees do not include any applicable taxes.  MEDecision will separately itemize any applicable taxes or duties on each invoice.  Each Party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts.  MEDecision shall be responsible for any sales, use, excise, value-added, services, consumption, and other taxes and duties payable by MEDecision on any goods or services used or consumed by MEDecision in providing the Products and services and Customer shall be responsible for sales, use, excise, value-added, services, consumption, or other tax that is assessed on the provision of the Products or services as a whole, or on any particular Product or service received by Customer from MEDecision (whether such tax is in existence as of the Effective Date or later assessed by a governmental agency).  If Customer does not pay undisputed amounts when due, MEDecision may charge interest at an annual rate equal to the lesser of:  (a) the prime rate established from time to time by Citibank, N.A. plus [***] and (b) the highest rate allowed by applicable law.

3.2.                            Reports.  Upon MEDecision’s reasonable request, Customer will provide MEDecision with documentation concerning Customer’s use and reproduction of the Products.  Upon reasonable notice and not more than twice per calendar year,

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Customer will provide MEDecision with reasonable access to its records during Customer’s normal business hours to verify the information contained in these reports and Customer’s compliance with this Agreement.

4.                                      CONFIDENTIALITY AND COMPLIANCE.

4.1.                            Confidentiality.  Except as otherwise permitted hereunder, each Party agrees that it shall not disclose to any third party the other Party’s Confidential Information.  “Confidential Information” shall mean information, whether oral, written, graphic, electronic, visual or fixed in any tangible medium of expression, disclosed by one Party to the other consisting of the following; (i) the terms and pricing under this Agreement; (ii) any and all financial, sales, marketing, pricing and personnel information relative to either Party as well as present or future products or plans of either Party that have not been generally released to the public by means that do not constitute a breach of this Agreement; (iii) any trade secrets or intellectual property licensed to or owned by either Party; (iv) either Party’s technology, inventions (whether or not patented), computer software, object code, source code and technology plans and specifications; (v) any other information held by or concerning a Party or its Affiliates which is not readily available to the public that the other Party learns during the course of the exercise of its rights and performance of its obligations under this Agreement, including with respect to a Party’s past, present or future customers, strategic partners, vendors or suppliers, the manner in which a Party conducts its business, the types and levels of staffing utilized by a Party or a Party’s operational or financial plans and/or expectations; and (vi) all information clearly identified by either Party as confidential, proprietary or secret at the time of disclosure.  In addition, Customer’s Confidential Information shall include the following: all information of or regarding Customer’s past, present or prospective enrollees, providers, members, insureds, customers, Affiliates, strategic partners, payors or other suppliers or service providers (collectively, “Related Party”), the extent to which health care or other services are offered to or used by any Related Party, or the costs to provide such services.  The Parties agree that the Confidential Information is provided to the receiving Party in confidence and for use by the receiving Party exclusively in accordance with the terms of this Agreement.  Both Parties agree to take all commercially reasonable steps (including, but not limited to, those steps each Party takes to protect its own data or other property it considers proprietary or confidential) to protect the confidentiality of the Confidential Information, to prevent the Confidential Information from being disclosed to any third party without the disclosing Party’s prior written consent, and to use commercially reasonable measures to ensure that the Confidential Information is not, in whole or in part, disclosed to or duplicated by or for other parties without the disclosing Party’s prior written consent.  Notwithstanding the foregoing, Customer may disclose MEDecision Confidential Information to its Affiliates, and Customer may disclose to (ii) International Business Machines (“IBM”), (ii) Keane, Inc. (“Keane”), and (iii) any other Outsourcer, MEDecision’s Confidential Information for the sole purpose of delivering information technology, data processing and related services to Customer and its Affiliates provided that each such Outsourcer has executed an agreement with terms at least as protective of MEDecision Confidential Information as those contained in this Agreement and also provided that Customer is liable for all acts and omissions of such entities related to such disclosure and/or use.  Moreover, each Party will not use the Confidential Information except in the performance of this Agreement or as otherwise expressly permitted by this Agreement.  The requirements in this Section 4.1 shall not apply to any such information that (i) was previously known to the receiving Party without an obligation of confidentiality, (ii) is or becomes generally available to the public without breach of the provisions of this Agreement, (iii) is received by the receiving Party from a third party with a legal or contractual right to disclose such data without a fiduciary, confidential or contractual duty to the disclosing Party to keep such information confidential, or (iv) is independently developed by the receiving Party without reference to the disclosing Party’s Confidential Information.  Notwithstanding the foregoing, the receiving Party may make such disclosures to or as may be requested by regulators with supervisory authority over the disclosing Party or their respective

Affiliates, or in response to a court or administrative subpoena, order or other such legal process or requirement of law, or in defense of any claim or cause of action asserted against it, provided that the receiving Party shall, unless prohibited by law, first notify the disclosing Party of the receipt of such request, subpoena, order or other legal process or requirement of law or claim of defense and cooperate reasonably with the disclosing Party, at the disclosing Party’s expense, in its attempts to limit the nature and scope of any such required disclosure by protective order or otherwise.

4.2.                            HIPAA.  The Parties agree to comply with the terms of the Business Associate Addendum entered into by and between the Parties on even date herewith.

5.                                      CUSTOMER RESPONSIBILITIES.

5.1.                            System.  Except as set forth in this Agreement, MEDecision will have no responsibility to provide any hardware or software for Customer.

5.2.                            Configuration and Communications.  Customer is responsible for providing the configuration and communications, if applicable, set forth in Appendix A to Schedule 1, as such Appendix may be revised from time to time by mutual written agreement of the Parties, which agreement shall not be unreasonably withheld by Customer, in connection with releases by MEDecision of new Products or Upgrades.

5.3.                            Marketing.  Customer will issue a mutually agreeable joint press release with MEDecision within thirty (30) days of the Effective Date and provide suitable quotes from appropriate Customer personnel.  Customer will use reasonable efforts to arrange for appropriate personnel to be available to serve as references for the Products and MEDecision in the event of an inquiry from any member of the press, any industry analysts or any potential customer.

6.                                      ACCEPTANCE, WARRANTY AND DISCLAIMER.

6.1.                            Warranty and Acceptance.  Unless otherwise notified by Customer, each Product will be deemed accepted for purposes of payment upon delivery to Customer.  Notwithstanding the foregoing, or anything to the contrary, MEDecision warrants that, on the initial Product delivery, and for a period of [***] thereafter (the “Warranty Period”), the Product will substantially conform in all material respects with its Documentation.  Customer may test each Product during the Warranty Period to determine whether it performs in accordance with its Documentation.  Customer may notify MEDecision in writing of its intent to return any Product for non-conformance during this period.  Upon receipt of this notice, MEDecision will have a reasonable period of time to cure the non-conformance.  If MEDecision is unable to cure the non-conformance within such reasonable period of time, Customer may return the non-conforming Product, and, upon any such return, will immediately cease using such Product.  The License will be considered terminated with regard to the returned Products.  MEDecision will promptly refund the full amount of the license fees paid, if any, for returned Products.

6.2.                            Warranty of Ownership.  MEDecision warrants that it is the owner of the MEDecision Products and that it has the right as a distributor to grant the licensees to the Third Party Products licensed on a Schedule to this Agreement.

6.3.                            DISCLAIMER.  THE PRODUCTS WERE DEVELOPED AS TOOLS TO BE USED AS AN ADJUNCT TO GOOD PROFESSIONAL JUDGMENT BY THE CUSTOMER’S STAFF AND DO NOT REPLACE OR SUPERSEDE PROFESSIONAL JUDGMENT AND DISCRETION OR THE USE OF PHYSICIANS AND PSYCHOLOGISTS TO MAKE DECISIONS REGARDING THE PERFORMANCE OF THEIR PEERS.  THEREFORE, IT IS THE RESPONSIBILITY OF THE CUSTOMER’S STAFF AND CONSULTANTS, USING THEIR PROFESSIONAL JUDGMENT, TO APPLY OR NOT APPLY THE PRODUCTS DURING THE REVIEW OF INDIVIDUAL CASES.  THE CUSTOMER AGREES THAT IT HAS THE LAST AND BEST OPPORTUNITY TO DETERMINE IF THE PRODUCTS ARE CORRECT AND

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

APPLICABLE IN THE REVIEW OF INDIVIDUAL CASES.  THE PRODUCTS ARE NOT AND ARE NOT INTENDED TO BE MEDICAL DIAGNOSTIC TOOLS AND THE PRODUCTS ARE NOT INTENDED TO ENABLE CUSTOMER TO ESTABLISH MEDICAL TREATMENT REGIMENS.  THE PRODUCTS ARE NOT AND ARE NOT INTENDED TO BE A MEDICAL OPINION AND ARE NOT A SUBSTITUTE FOR MEDICAL DIAGNOSIS, TREATMENT OR OTHER CARE RENDERED BY A LICENSED MEDICAL PROFESSIONAL PRACTITIONER.  MEDECISION DOES NOT REPRESENT, WARRANT OR GUARANTEE THE TRUTHFULNESS, ACCURACY, OR RELIABILITY OF ANY OF THE CONTENT.  MEDECISION DOES NOT ENDORSE ANY SPECIFIC DISEASE MANAGEMENT INTERVENTIONS OR MEDICAL MANAGEMENT GUIDELINES THAT MAY BE TRIGGERED BY USE OF THE HOSTED PRODUCTS.  MEDECISION ACKNOWLEDGES THAT CUSTOMER’S RELIANCE ON CONTENT POSTED IN THE PRODUCTS OR DOCUMENTATION AND THEIR FUNCTIONALITY IS AT CUSTOMER’S OWN RISK.  EXCEPT AS SET FORTH IN THIS AGREEMENT, MEDECISION EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, WITH RESPECT TO THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.                                      LIMITATION OF LIABILITY.  Each Party’s liability for any cause of action arising under or in connection with this Agreement or otherwise (whether arising in tort, contract or otherwise) will be limited to [***]. Under no circumstances will either Party be liable for any incidental, special, punitive or consequential damages arising out of or in connection with this Agreement or otherwise, including but not limited to, liability for lost profits, business interruption or loss of business.  The foregoing restrictions shall not apply with respect to liability arising or resulting from, or attributable to, any of the following circumstances:  (i) any breach or violation of Section 4.1 (Confidentiality); or (ii) claims that are the subject of the indemnification obligations pursuant to Section 8.

8.                                      INDEMNITIES.

8.1.                            Indemnification by MEDecision.  MEDecision shall be solely financially responsible for and shall defend indemnify and hold harmless Customer, its Affiliates, its and their directors, officers, attorneys, agents, employees and representatives (collectively, the “Indemnitees”) from and against any Claims made by the Indemnitees or third parties which are attributable to or arising from:  (i) any breach or alleged breach of the representations and warranties set forth in Article 6 (Acceptance, Warranty and Disclaimer); (ii) any fraudulent, intentional or grossly negligent actions or omissions committed by MEDecision or its contractors during or in connection with the performance under this Agreement, including, without limitation, any injury to property, personal injury or death; (iii) any violation of any confidentiality or security obligations of MEDecision; (iv) the violation of any state, Federal or local law by MEDecision, (v) a Claim that any materials provided by MEDecision or any portion thereof or their use, are derived from or infringe upon any patent, copyright, trade secret or other property right of any third party or are subject to any interest, proprietary or otherwise; or (vi) any compensation, fees, salary, bonuses, mandatory or fringe employee benefits, social security, taxes or other withholdings which are alleged to be owed in respect of any personnel or contractors of MEDecision; and MEDecision agrees to promptly pay and fully satisfy any and all Losses, Judgments or Expenses incurred or sustained, or reasonably likely to be incurred or sustained, by the Customer or any Affiliate as a result of any Claims of the types described in the foregoing clauses of this Section 8.1.

8.2.                            Indemnification by Customer.  Customer shall be solely financially responsible for and shall defend indemnify and hold harmless MEDecision, and its directors, officers, attorneys, agents, employees and representatives (collectively, the “MEDecision Indemnities”) from and against any Claims made by the MEDecision Indemnities or third parties which are attributable to or arising

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

from:  (i) any fraudulent, intentional or grossly negligent actions or omissions committed by Customer, its Affiliates, Outsourcers or its contractors during or in connection with this Agreement, including, without limitation, any injury to property, personal injury or death; (ii) the violation of any state, Federal or local law by Customer, (iii) a Claim that any materials provided by Customer or any portion thereof or their use are derived from or infringe upon any patent, copyright, trade secret or other property right of any third party or are subject to any interest, proprietary or otherwise; and Customer agrees to promptly pay and fully satisfy any and all Losses, Judgments or Expenses incurred or sustained, or reasonably likely to be incurred or sustained, by MEDecision as a result of any Claims of the types described in the foregoing clauses of this Section 8.2.

8.3.                            Indemnification Procedures.  If the indemnified Party becomes aware of a Claim that may require indemnification, the indemnified Party will promptly notify the indemnifying Party in writing of the Claim and provide the indemnifying Party with reasonable assistance and information necessary to defend and settle the Claims.  The indemnified Party’s counsel will have the right to participate in the defense and settlement of the claim, at the indemnified Party’s own expense, but the indemnifying Party will have the sole right to conduct the defense of any such claim or action and all negotiations for its compromise or settlement; provided that the indemnifying Party shall not enter into any compromise or settlement that shall have the effect of creating any liability or obligation (whether legal or equitable) on the indemnified Party without the prior written consent of the indemnified Party, and no such compromise or settlement is authorized unless the indemnified Party is provided with a complete release of liability under such compromise or settlement.  If the indemnifying Party fails to immediately begin the defense of such claim or action after receiving notice of any such proceeding, the indemnified Party may retain counsel and undertake the defense, compromise, or settlement of such claim or action, all at the expense of the indemnifying Party.

9.                                      INSURANCE.  MEDecision shall at all times during the term of this Agreement carry and maintain in full force and effect the following insurance, at its sole cost and expense:

(a)                                  Commercial General Liability Insurance.  MEDecision shall maintain commercial general liability insurance, including premises liability, products liability (if products are being provided), completed operations coverage (if services are being provided), and contractual liability insurance, with limits of not less than [***] ($[***]) per occurrence and [***] ($[***]) annual aggregate, for bodily injury (including death) and property damage, covering all of MEDecision’s operations under this Agreement.  Said insurance shall be on an “occurrence” form.

(b)                                 Automobile Liability Insurance.  MEDecision shall maintain automobile liability insurance (if performing any activities on the premises of the Customer or any Related Party), with minimum limits of not less than [***] ($[***]) per occurrence, combined single limit, for bodily injury and property damage, covering owned, non-owned and hired vehicles.

(c)                                  Workers Compensation and Employers Liability.  If MEDecision is an employer of one or more employees, workers compensation and employers liability coverage with minimum limits of:

Workers Compensation:	Statutory limits as required by law

Employers Liability:
Bodily Injury by accident	$[***] each accident
Bodily Injury by disease	$[***] each employee
Bodily Injury by disease	$[***] policy limit

(d)                                 Professional (Errors and Omissions) Liability.  If the Services provided include computer hardware or software modifications to the systems of the Customer or any Related Party, then MEDecision shall maintain errors & omissions

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

liability coverage with minimum limits of [***] ($[***]) per occurrence, [***] ($[***]) annual aggregate.  Such coverage shall be maintained for a period of not less than [***] after the expiration or termination of this Agreement.

If, in any of the foregoing cases, MEDecision has procured a claims-made based policy (or policies) and such policy (or policies) are cancelled or not renewed, MEDecision agrees to exercise any option contained in said policy (or policies) to extend the reporting period to the maximum period permitted; provided, however, that MEDecision need not exercise such option if the superseding insurer will accept all prior claims.

(e)                                  Types of Insurance Carriers.  Each of MEDecision’s insurance policies shall:  (i) be issued by companies that are admitted insurers in the jurisdiction in which the Services or Deliverables are being provided, (ii) be issued by companies that have an A. M. Best rating of not less than “A-”, and are in a size category which is not lower than “VIII”; (ii) be primary and noncontributory with any of the Customer’s insurance; (iii) name the Customer as an additional insured (except workers compensation, employers liability and errors and omissions coverage’s);  (iv) cover each of MEDecision’s Contractors and subcontractors engaged in the performance of any services hereunder to the same extent required of MEDecision, and (v) not be cancelled or non-renewed except after at least thirty (30) days’ prior written notice to PacifiCare.  MEDecision shall provide to Customer certificates on ACORD form 25 (or its equivalent) evidencing all insurance and endorsements required by this Section.

Notwithstanding any other provision of this Agreement, failure to provide the coverage’s provided for herein, or the certificates of insurance, shall be grounds for immediate termination of this Agreement.

(f)                                    No Limitation on Liability.  None of the foregoing requirements as to the type and limits of insurance to be maintained by MEDecision are intended to and shall not in any manner limit or qualify the liabilities and obligations for which MEDecision is responsible under this Agreement, any Statement of Work or by law.

10.                               NONCOMPETITION.  In the event that Customer develops or markets a product or service for the benefit of any third party (other than its Affiliates) that competes with any MEDecision Product, then the following restrictions shall apply: (i) [***], and (ii) [***].

11.                               TERM AND TERMINATION.

11.1.                     Term.  This Agreement commences on the Effective Date and will continue unless and until terminated in accordance with this Article 11.

11.2.                     Termination by MEDecision for Breach.  MEDecision may terminate this Agreement or any license to a Product by giving written notice to Customer, if the Customer fails to remedy any of the following breaches of this Agreement within thirty (30) days after its receipt of notice of breach and intent to terminate:  (i) Customer fails to pay MEDecision when due any undisputed licensee fees under this Agreement (in which case MEDecision may terminate the applicable licenses), (ii) Customer fails or is unable to comply with the obligations under Article 4, or (iii) Customer attempts to assign this Agreement to a Vendor Competitor in violation of Section 12.6.  If MEDecision terminates the license for any Product under this Section 11.2, PacifiCare shall have a reasonable period of time, not to exceed [***] from the receipt of MEDecision’s notice of termination to migrate from the Product to the software of another vendor.  During this migration period, Customer may continue using the Products subject to the terms and conditions of this Agreement and Customer will continue to pay any recurring license and support fees.  For the avoidance of doubt, in no event may any provision of this Section 11.2 be interpreted to allow any MEDecision Competitor to have access to the Products without the prior written consent of MEDecision.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

11.3.                     Termination by Customer.  Customer may terminate this Agreement, in whole or in part, or with respect to any Product, at any time with or without cause, without penalty, and, except as otherwise set forth in this Agreement, without additional consideration and for the convenience of the Customer thirty (30) days after Customer has given MEDecision notice of such termination.

11.4.                     Effect of Termination.  Except as otherwise set forth herein, on termination of this Agreement or termination or expiration of any license to any Product, the following will occur:

(a)                                  All rights granted to the affected Product(s) and all license, support and other fees associated with the affected Product(s) will immediately terminate.  Customer must deinstall and return to MEDecision the affected Product(s) and Customizations and Enhancements; provided that in such event MEDecision grants to Customer and its Affiliates a non exclusive, fully-paid, royalty-free, limited license for read-only copies of the Products and Customizations and Enhancements for Customer’s and its Affiliates’ internal use solely for litigation, appeal and quality management defense purposes and Customer and its Affiliates, pursuant to such license, may retain copies of the Products and Customizations and Enhancements.  MEDecision will return to Customer or destroy all Protected Health Information (as defined in the Business Associate Addendum), in whatever form or medium (including in any electronic medium under MEDecision’s custody or control), that MEDecision created or received for or from Customer, including all copies of and any data or compilations derived from and allowing identification of any individual who is a subject of the Protected Health Information.  Each Party will return the Confidential Information of the other Party.

(b)                                 All rights and obligations granted under Sections 1.2, 3 (only with respect to any amounts owed prior to termination), 4, 6,7,8,9,10,11,12 and 13 will survive.

(c)                                  Termination will not affect any claim, liability or right of Customer or MEDecision arising prior to the termination.

11.5.                     Termination and Bankruptcy.  Any rights and licenses granted under or pursuant to this Agreement are, and shall otherwise by deemed to be, for the purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses and rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code.  The Parties agree that the Customer, as licensee of such rights, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that the occurrence of any bankruptcy event shall not, and shall not be deemed or construed to in any way restrict or impair the Customer’s right to terminate this Agreement pursuant to Section 11.3, above.

11.6.                     Transition Assistance Following Termination or Expiration of Agreement.  Notwithstanding anything to the contrary, in connection with the expiration or termination of this Agreement, and if requested in writing by the Customer prior to the applicable expiration date or date of termination, MEDecision will provide transition assistance services, the nature and extent of which will be determined by the Customer and approved by MEDecision, such approval not to be unreasonably withheld or delayed.  The Parties will enter into a Statement of Work under the MSA for such services and Customer will pay Vendor for such Services at the Hourly Rates set forth in the MSA and shall reimburse MEDecision’s travel and incidental expenses in accordance with the travel policy set forth in Exhibit D to the MSA.

12.                               GENERAL.

12.1.                     Independent Parties.  Neither Customer nor MEDecision is a legal representative or agent of the other or is legally a partner of the other.

12.2.                     Entirety.  This Agreement, the MSA, the Escrow Agreement and the Business Associate Addendum, represent the entire agreement of the Parties regarding the subject matter hereof, superseding all other agreements.  Delivery of an executed counterpart of this Agreement by facsimile of any other reliable means will be deemed to be as effective for all purposes as delivery of the manually executed counterpart.  This Agreement may not be amended except in writing signed by both Parties.  No waiver of rights by either Party may be implied from any actions or failures to enforce rights under this Agreement.

12.3.                     Severability.  Each of the provisions of this Agreement is severable from all of the other provisions.  The invalidity or unenforceability of any provision will not affect or impair the remaining provisions, which will continue in full force and effect.

12.4.                     Restricted Rights Legend - U.S. Government.  The Products acquired by the United States of America, its agencies and/or instrumentalities are and will be provided with RESTRICTED RIGHTS FOR SOFTWARE DEVELOPED AT PRIVATE EXPENSE.  Use, duplication or disclosure by the U.S. government is subject to the restrictions set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 48 C.F.R. 252.227 or DFAR 52.227, as applicable.

12.5.                     Export.  Customer will not export the Products in violation of the export laws of the United States or of any other country.

12.6.                     Assignment.  Except as otherwise provided in this Section 12.6, neither Party shall assign or otherwise transfer this Agreement (whether by operation of law or otherwise) without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed and any attempt to do so shall be void and of no force or effect for any purpose whatsoever and shall constitute a breach of this Agreement.  Notwithstanding the above, (i) Customer may assign this Agreement to an Affiliate or in the case of a merger or sale of all or substantially all of the stock or assets of Customer provided that the assignee agrees to be bound by all of the terms and conditions of this Agreement and also provided that the entity is not a MEDecision Competitor, and (ii) MEDecision may assign this Agreement in the case of a merger or sale of all or substantially all of the stock or assets of the business unit responsible for the Products provided that the assignee agrees to be bound by all of the terms and conditions of this Agreement and also provided that the entity is not a PacifiCare Competitor.

12.7.                     Force Majeure.  Neither Party shall be liable to the other for any delay or failure to perform due to causes beyond its reasonable control; provided the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and can not reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means.  In such event performance times shall be considered extended for a period of time equivalent to the time lost because of any such delay as long the non-performing Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay.

12.8.                     Governing Law.  This Agreement will be governed by the laws of California without regard for its choice of law provisions.

12.9.                     Notice.  All notices must be in writing to the address shown on page 1 of this Agreement and will be effective on the date received.

12.10.              Escrow.  MEDecision, Customer and DSI Technology Escrow Services are parties to that certain Preferred Escrow Agreement effective as of April 4, 2000 (the “Escrow Agreement”), a copy of which is attached as Exhibit D.  Within ninety (90) days of the Effective Date, the Parties agree to enter into an amendment of such Escrow Agreement, substantially in the form attached hereto in Exhibit D.

12.11.              [***].

[***]

12.12.              [***].

[***]

13.                               DEFINITIONS.

13.1.                     Affiliate shall mean corporations, partnerships or other entities that directly or

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

indirectly through one or more intermediaries, control, are controlled by, or are under common control with Customer as of the Effective Date and includes any other entity that, after the Effective Date, directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with Customer, provided that s (i) Customer is liable for all acts and omissions of such entities that would constitute a breach of this Agreement if such acts or omissions had been performed by Customer, and (ii) that no such entity is a MEDecision Competitor.  The term “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).  Affiliates as of the Effective Date are listed in Appendix B (the “Current Affiliates”).

13.2.                     Claim means any claim, legal or equitable cause of action, suit, litigation, proceeding (including a regulatory or administrative proceeding), grievance, complaint, demand, charge, investigation, audit, arbitration, mediation or other process for settling disputes or disagreements, including, without limitation, any of the foregoing processes or procedures in which injunctive or equitable relief is sought.

13.3.                     Customizations and Enhancements means any customization or enhancement or other derivative work made to the MEDecision Products under a Statement of Work or otherwise pursuant to the MSA (i.e., the creation of or modification to any MEDecision Product Source Code, source help files and/or source clinical content).  Customizations and Enhancements include all Prior Customizations.

13.4.                     Documentation means the user manuals and operations manuals that accompany a Product, as well as updates of such manuals, including in electronic format and other documents published by MEDecision pertaining to the current versions of the Products or portions thereof (including sales literature), as such published documents may be updated from time to time; provided that in no event will Documentation include any descriptions of product plans, future versions of products, products not yet released, future company plans and future industry directions.

13.5.                     Error means a failure of the Products to substantially conform in all material respects with the applicable Documentation and a failure of the Customizations to substantially conform in all material respects with the Specifications.

13.6.                     Expense means any and all costs, expenses, and fees, including costs of settlement, attorneys’ fees, accounting fees, and expert costs and fees incurred or reasonably likely to be incurred in connection with Claims which are the subject of indemnification under this Agreement or Losses or Judgments arising from such Claims.

13.7.                     Hardware means equipment, hardware configuration, audit controls, back-up plans, network management and operating methods necessary to install and use the Products.

13.8.                     HIPAA means the Health Insurance Portability and Accountability Act of 1996.

13.9.                     Judgment means any judgment, writ, order, injunction, award or decree of or by any court, judgment, justice or magistrate, including any bankruptcy court or judge and any order of or by any governmental authority.

13.10.              Loss means and includes any loss, assessment, fine, penalty, deficiency, interest, payment, expense (including legal fees), cost, debt, indebtedness, liability, lien, Judgment or damages which is sustained, incurred or accrued.

13.11.              MEDecision Competitor means an entity that is a competitor of MEDecision as listed in Appendix C, as such list may be amended from time to time by MEDecision and upon approval of such amendment by Customer, such approval to not be unreasonably withheld.

13.12.              MEDecision Product means a MEDecision product identified on a Schedule entered into by the Parties during the term of this Agreement, including all associated Documentation.

13.13.              Members/Lives means primary members, subscribers or eligible dependents covered under (i) Customer’s or its Affiliates’ medical plan(s) in which MEDecision’s Products(s) is being utilized to process such members’, subscribers’ or eligible dependents’ data or (ii) a third party medical plan, but for whom Customer provides services and in which MEDecision’s Product(s) is being utilized to process such members’, subscribers’ or eligible dependents’ data.

13.14.              Outsourcer means a third party that has entered into an agreement with Customer for the provision of information technology, data processing and/or other related services.

13.15.              PacifiCare Competitor means an entity that is a competitor of Customer as set fort in Appendix C, as such list may be amended from time to time by Customer and upon approval of such amendment by MEDecision, such approval to not be unreasonably withheld.

13.16.              Prior Customizations mean all customizations and enhancements and other derivative works to the Products developed pursuant to the Agreement for Products and Services, previously entered into by the Parties as of February 1, 1998.

13.17.              Products mean collectively the MEDecision Products, the Third Party Products and any Upgrades that MEDecision may provide to Customer as part of the Support services described in Section 2.

13.18.              Software means operating system software, databases, communication lines, utility programs and all other items necessary for the proper operation of Customer’s information systems and software applications necessary to install and use the Products and receive Support services.

13.19.              Specification means any specifications for a Customization set forth on the applicable Statement of Work to the MSA in which the Customization is developed.

13.20.              Standard Support means support services provided by MEDecision, as described in Appendix A.

13.21.              Third Party Product means a third party product identified on a Schedule entered into by the Parties during the term of this Agreement, including all associated Documentation.  Nothing in this Agreement will prohibit Customer from licensing a Third Party Product directly from the applicable third party vendor or from any other vendor.

13.22.              Upgrade means a Release, Version or Maintenance Fix of a MEDecision Product.  Release means a later version of a Product identified by a change in the first digit to the left of the decimal point ((X).xx); Version means a later version of a Product identified by a change in the first digit to the right of the decimal point ((x).Xx; and Maintenance Fix means a later version of a Product identified by a change in the second digit to the right of the decimal point ((x).xX.

The following documents are attached hereto as exhibits, the terms of which are incorporated by reference in their entirety:

Appendix A - Support Appendix

Appendix B - Current Affiliates

Appendix C – Competitors

Appendix D - Source Code Escrow Agreement and Amendment

Schedule 1 Appendix A to Schedule 1 - Communication and Configurations

Intending to be legally bound, the Parties have had this Agreement executed by their duly authorized officials.

MEDECISION, INC.		PACIFICARE HEALTH SYSTEMS, INC.
By:	/s/ Danielle Russella	By:	/s/ Sharon Garrett
Name:	Danielle Russella	Name:	Sharon Garrett
Title:	Senior Vice President, Sales	Title:	Executive Vice President, Enterprise Services
Date:	June 30, 2004	Date:	June 30, 2004

Appendix A -Support Appendix

MEDecision shall provide Standard Support services for the Products, and any Customizations and Enhancements, as generally described below.

Error Correction Services

MEDecision shall correct all Errors in the Products, including Errors in Customizations and Enhancements.  MEDecision shall provide remote support services for Errors through telephone, fax, Internet and e-mail.  MEDecision support representatives will record all Error reports and coordinate responses.  Customer may submit Error reports by telephone or electronically.  MEDecision will supply telephone numbers and e-mail addresses.  Customer may also request electronic status reports on reported Errors by telephone, fax or e-mail.

Customer will designate up to three (3) support personnel responsible for reporting Errors and receiving Upgrades.  MEDecision and Customer will cooperate in efforts to resolve reported Errors.  For all reported Errors, MEDecision will assign a call tracking number and a severity level of the Error, will work to determine the source of the Errors and will use best efforts to provide a fix, by-pass, or work-around.  If reasonably possible, Customer will submit a test case that duplicates the Error, instruct MEDecision how to duplicate the Error, and provide problem log dumps, diagnostic tests or other investigative support.  Customer will provide all reasonably requested information to assist in arriving at a problem solution.  In all cases, MEDecision will work to provide at least a temporary resolution in the form of a workaround or other correction, to be followed where necessary by a permanent fix.  If MEDecision is unable to correct an Error through the remote support described above, MEDecision will provide the Error corrections on-site.

Product Versions

MEDecision shall support the [***] of the Product and at least [***] for a period of [***].  In no event will MEDecision support any [***] for less than [***]; provided however that MEDecision reserves the right, at any time, to withdraw the availability of support for a Product with two (2) years prior written notice.

Support Services - Telephone Support

MEDecision shall provide Technical Support and Application Support for Customer as part of the Standard Support Services for up [***] (“Normal Business Hours”), exclusive of MEDecision holidays.  From [***], the Technical Support and Application Support is provided from MEDecision’s offices; and from [***] such support is provided via cell phone or pager.  In the event Customer requests and receives Technical Support or Application Support services in excess of [***], MEDecision may charge customer for such support at the Hourly Rate set forth in the MSA.  Time spent (i) [***] and (ii) [***] shall not be counted against Customer’s Technical Support and Application Support.  All hours unused on each anniversary of the Effective Date of this Agreement will expire.

Technical Support

Technical Support consists of the availability of MEDecision’s Technical Support personnel by phone during Normal Business Hours to answer Customer’s technical questions and resolve problems, including through remote login access, related to the Products, Customizations and Enhancements, including in the following areas:

i.                                 [***]

ii.                              [***]

iii.                           [***]

iv.                          [***]

v.                             [***]

vi.                          [***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Application Support

Application Support consists of the availability of MEDecision’s Application Support personnel by phone during Normal Business Hours to answer Customer’s questions and resolve problems, including through remote login access, in the following areas related to the Products, Customizations and Enhancements:

i.                                [***]

ii.                             [***].

Training

MEDecision will provide [***] on the Products for the Customer’s trainers at a site designated by Customer (site costs are at Customer’s expense) no more often than annually, as requested by Customer and Customer will apply its Technical Support and Applications Support hours towards this training.  MEDecision will provide training guides and user’s manuals in electronic form.  In addition, at Customer’s option, MEDecision will provide Customer with an additional [***] no more often than [***] and Customer will apply its Technical Support and Applications Support hours towards this training/consultation.

Excluded Services

MEDecision shall provide the following services, which are outside the scope of the Standard Support Services (the “Excluded Services”), at the Hourly Rates set forth in the MSA:

i.                                [***].

ii.                             [***].

iii.                          [***].

iv.                         [***].

v.                            [***].

vi.                         [***].

vii.                      [***].

viii.                   [***].

ix.                           [***].

Account Management Services

An Account Manager will be available for up to [***] to consult with Customer regarding use, value, and plans for Advanced Medical Management (AMM), to provide upon request, written initial services estimates and to act as internal ombudsman for Customer to facilitate projects, negotiations, escalate issues, and product ideas.  All unused [***].  Notwithstanding anything to the contrary, [***].

Audit Services

As part of the Standard Support services, MEDecision will provide an annual audit to Customer.  The audit includes an on-site review of Customer’s current use of MEDecision’s Products at one selected site and a report to recommend the optimal use of MEDecision’s Products as installed at Customer.  The annual audit Includes up to [***] of effort from MEDecision personnel per Contract Year.  [***].

Installation of Maintenance Fixes

As part of the Standard Support services, MEDecision will install (remotely, if possible) and configure Maintenance Fixes for MEDecision Products.

Miscellaneous Services Costs

Communications charges for faxes, phone calls, normal copying and courier services are included in Support Fees; however commercial teleconference charges are not included and will be paid by Customer.

All additional services not described in this Appendix A will be provided, upon request and approval by Customer, at the hourly rates set forth in the MSA.

Upgrades

From time to time, MEDecision may provide Upgrades of the MEDecision Products.  MEDecision shall provide Customer with all Upgrades it makes generally available to its customers.  Customer may elect to implement such Upgrades, in its sole discretion.  All

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

hardware and third party product costs related to Upgrades will be the responsibility of Customer.  MEDecision will assist Customer in the installation, configuration and customization of Upgrades at the rates set forth in the MSA or as otherwise agreed between the Parties.

Customer may elect not to receive, or may cancel, Standard Support service.  However, if Customer wishes to reinstate Standard Support services, it must pay the Standard Support that would have applied during the lapsed period and bring the Product up to the most current Release.

Travel and Living Expenses

Customer will pay all travel and incidental expenses incurred by MEDecision personnel in providing the training or Excluded Services under this Support Appendix in accordance with the travel policy set forth in the MSA.

Error Resolution:

MEDecision will adhere to the following schedule in resolving Errors with the Products:

Priority	Response Time	Description
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

APPENDIX B - CURRENT AFFILIATES

1.                                       [***]

2.                                       [***]

3.                                       [***]

4.                                       [***]

5.                                       [***]

6.                                       [***]

7.                                       [***]

8.                                       [***]

9.                                       [***]

10.                                 [***]

11.                                 [***]

12.                                 [***]

13.                                 [***]

14.                                 [***]

15.                                 [***]

16.                                 [***]

17.                                 [***]

18.                                 [***]

19.                                 [***]

20.                                 [***]

21.                                 [***]

22.                                 [***]

23.                                 [***]

24.                                 [***]

25.                                 [***]

26.                                 [***]

27.                                 [***]

28.                                 [***]

29.                                 [***]

30.                                 [***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

31.                                 [***]

32.                                 [***]

33.                                 [***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix C – Competitors

PACIFICARE COMPETITORS

[***]

MEDECISION COMPETITORS

[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Appendix D- SOURCE CODE ESCROW AGREEMENT and AMENDMENT

See Attached.

PREFERRED ESCROW AGREEMENT

Account Number  [***]

This Agreement is effective April 4, 2000 among DSI Technology Escrow Services, Inc. (“DSI”), MEDecision, Inc. (“Depositor”) and PacifiCare Health Systems, Inc. (“Preferred Beneficiary”), who collectively maybe referred to in this Agreement as “the parties.”

A.            Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as “the License Agreement”).

B.            Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C.            The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.            Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E.             The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

1.             DEPOSITS.

1.1.         Obligation to Make Deposit.  Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials (“Deposit Materials”) required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary.  DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2.         Identification of Tangible Media.  Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored.  Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity.  The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials.  Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3.         Deposit Inspection.  When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

1

addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4.         Acceptance of Deposit.  At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary.  If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary.  DSI’s acceptance of the deposit occurs upon the signing of the Exhibit B by DSI.  Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the Deposit Materials have been received and accepted by DSI.

1.5.         Depositor’s Representations.  Depositor represents as follows:

(a)           Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

(b)           With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

(c)           The Deposit Materials are not subject to any lien or other encumbrance; d.            The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and e.        The Deposit Materials are readable and useable in their current form or, if the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6.         Verification.  Preferred Beneficiary shall have the right, at Preferred Beneficiary’s expense, to cause a verification of any Deposit Materials.  A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials.  If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI’s election an independent person or company selected and supervised by DSI, may perform the verification.

1.7.         Deposit Updates.  Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within thirty (30) days of each release of a new version of the product which is subject to the License Agreement.  Such updates will be added to the existing deposit.  All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor.  Each Exhibit B will be held and maintained separately within the escrow account.  An independent record will be created which will document the activity for each Exhibit B.  The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above.  All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8.         Removal of Deposit Materials.  The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

2.             CONFIDENTIALITY AND RECORD KEEPING.

2.1.         Confidentiality.  DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI.  DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials.  Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials.  DSI shall not disclose the content of this Agreement to any third party.  If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the

2

disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement.  It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order.  DSI will not be required to disobey any court or other judicial tribunal order.  (See Section 7.5 below for notices of requested orders.)

2.2.         Status Reports.  DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at each time a change is reported to DSI.  DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3.         Audit Rights.  During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement.  Any inspection shall be held during normal business hours and following reasonable prior notice.

3.             GRANT OF RIGHTS TO DSI.

3.1.         Title to Media.  Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored.  However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2.         Right to Make Copies.  DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement.  DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI.  With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3.         Right to Transfer Upon Release.  Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section 4.5.  Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

4.             RELEASE OF DEPOSIT.

4.1.         Release Conditions.  As used in this Agreement, “Release Condition” shall mean the following:

(a)           In the event that Depositor shall be unable to provide the majority of the Maintenance and Support Services described in Attachment C to the Agreement for Products and Services, provided that:

1.                                       Maintenance Services are not resumed within thirty (30) day’s of written notice;
2.                                       Customer has paid all outstanding invoices;
3.                                       Customer is not in breach of any provision of the Agreement for Products and Services; and
4.                                       Customer agrees not to re-sell or re-license the Products or their derivatives, if any; or

(b)           In the event that Depositor shall, for any reason, cease to conduct business.

4.2.         Filing For Release.  If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the

3

occurrence of the Release Condition and a request for the release of the Deposit Materials.  Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3.         Contrary Instructions.  From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. “Contrary Instructions” shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured.  Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail.  Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement.  Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and  Preferred  Beneficiary;  (b)  resolution pursuant  to  the  Dispute  Resolution provisions; or (c) order of a court.

4.4.         Release of Deposit.  If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary.  However, DSI is entitled to receive any fees due DSI before making the release.  Any copying expense in excess of $300 will be pre-approved in writing by Preferred Beneficiary before charges are incurred by Preferred Beneficiary.  This Agreement will terminate upon the release of the Deposit Materials held by DSI.

4.5.         Right to Use Following Release.  Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement and shall not be required to pay any source code license fees to Depositor.  Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

5.             TERM AND TERMINATION.

5.1.         Term of Agreement.  The initial term of this Agreement is for a period of one year.  Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2.  If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2.         Termination for Nonpayment.  In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement.  Any party to this Agreement shall have the right to make the payment to DSI to cure the default.  If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties.  DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3.         Disposition  of Deposit  Materials Upon  Termination.  Upon  termination  of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor’s instructions.  If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor.  DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI.

4

5.4.         Survival of Terms Following Termination.  Upon termination of this Agreement, the following provisions of this Agreement shall survive:

(a)           Depositor’s Representations (Section 1.5);

(b)           The obligations of confidentiality with respect to the Deposit Materials;

(c)           The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

(d)           The provisions of Article 7; and

(e)           Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

6.             DSI’S FEES.

6.1.         Fee Schedule.  [***]

6.2.         Payment Terms.  DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full.  Fees are due [***] of a signed contract or receipt of the Deposit Materials whichever is earliest.  If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.  Late fees on past due amounts shall accrue interest at the rate of one percent (1%) per month (12% per annum) from the date of the invoice.  If Depositor or Preferred Beneficiary terminate this agreement, Preferred Beneficiary shall receive a prorated refund based upon the annual fee paid for on the attached Exhibit “D” (Escrow Service fees).

7.             LIABILITY AND DISPUTES.

7.1.         Right to Rely on Instructions.  DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine.  DSI will require Depositor and Preferred Beneficiary to have an authorized representative of the company (Director, Vice President, Sr.  Vice President) to give any written notice, request, or instruction.  DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2.         Indemnification.  DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement.  Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3.         Dispute Resolution.  Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association.  Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Los Angeles, California, U.S.A.  Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).  Service of a petition to confirm the arbitration award

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

5

may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4.         Controlling Law.  This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5.         Notice of Requested Order.  If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

(a)           Give DSI at least two business days’ prior notice of the hearing;

(b)           Include in any such order that, as a precondition to DSPs obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

(c)           Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

8.             GENERAL PROVISIONS.

8.1.         Entire Agreement.  This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written.  DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement.  DSFs only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement.  No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2.         Notices.  All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C.  It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address.  The parties shall have the right to rely on the last known address of the other parties.  Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3.         Severability.  In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4.         Successors.  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.  However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5.         Assignment.  DSI shall not assign or otherwise transfer all or any part of its rights, obligations or interest under the Agreement, and any attempt to do so shall be void and of no force or effect for any purpose whatsoever and shall constitute a breach of the Agreement.  If DSI assigns this Agreement and Depositor and Preferred Beneficiary are not in agreement,

6

Depositor and Preferred Beneficiary can terminate this Agreement pursuant to Section 5.1.  Notwithstanding any contrary provision of the Agreement, Preferred Beneficiary and Depositor shall have the right to assign or otherwise transfer its interest in the Agreement to a parent, subsidiary or affiliate, or to an entity into which Preferred Beneficiary or Depositor is merged or with which Preferred Beneficiary or, Depositor is consolidated, or to the purchaser of all or substantially all of the assets of Preferred Beneficiary or Depositor only upon written authorization from all parties to this Agreement.  Preferred Beneficiary shall also have the right upon written authorization from all parties to assign to an outsourcer selected by Preferred Beneficiary to provide information technology services.

8.6.         Regulations.  Depositor and Preferred Beneficiary are  responsible  for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

PacifiCare Health Systems, Inc.
Depositor		Preferred Beneficiary
By:	/s/ Michael Nightingale	By:	/s/ Kathleen Lindner

Name:	Michael Nightingale	Name: Kathleen Lindner

Title:	Executive Vice President	Title: Director

Date:	February 22, 2000	Date:	February 8, 2000

DSI Technology Escrow Services, Inc.

By:	/s/ Jeffrey Andrey

Name:	Jeffrey Andrey

Title:	Contract Administrator

Date:	April 4, 2000

7

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number  [***]

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

Source Code (which includes all code (object and source), user documentation not already provided to Preferred Beneficiary, copies of compilers, instructions for compilation, set-up, and implementation, and all technical documentation) for the current version in production at PacifiCare as well as all other, more recent releases in general release for the following products:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

PacifiCare Health Systems, Inc.
Depositor		Preferred Beneficiary

By:	/s/ Michael Nightingale	By:	/s/ Kathleen Lindner

Name:	Michael Nightingale	Nam: Kathleen Lindner

Title:	Executive Vice President	Title: Director

Date:	February 22, 2000	Date:	February 8, 2000

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

8

EXHIBIT C

DESIGNATED CONTACT

Account Number  [***]

Notices, deposit material returns and communications to Depositor should be addressed to:		Invoices to Depositor should be addressed to:

Company Name: MEDecision, Inc.		MEDecision
Address:	724 W. Lancaster Ave.	724 W. Lancaster Ave.
	Suite 200 Wayne, PA 19087	Suite 200 Wayne, PA 19807
Designated Contact: Technical Services		Contact: Finance Department
Telephone: 610-254-0202
Facsimile: 610-254-5100		P.O.#, if required:

Notices and communications to Preferred Beneficiary should be addressed to:		Invoices to Preferred Beneficiary should be addressed to:

Company: PacifiCare Health Systems, Inc.		PacifiCare Health Systems, Inc.
Address:	10803 Hope Street	10803 Hope Street
	M/S: CY26-109	M/S: CY26-109
	Cypress, CA 90630	Cypress, CA 90630
Designated Contact: I.S. Contract Management		Contact: IS. Finance
Telephone: 714/226-8474		Fax: 714/226-6041
Facsimile: 714/226-6041
P.O.#, if required:

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

Contracts, Deposit Materials and notices to DSI should be addressed to:	Invoice inquiries and fee remittances to DSI should be addressed to:

DSI Contract Administration Suite 202 9265 Sky Park Court San Diego, CA 92123	DSI Accounts Receivable P.O. Box 45156 San Francisco, CA 94145-0156

Telephone: (858)499-1600 Facsimile: (858)499-1601	(415) 398-7900 (415) 398-7914
Date:

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

9

EXHIBIT D

DSI FEE FOR ESCROW SERVICES

TO:                         Monique Precheur, MEDecision, Inc.

FROM:                  Grant Jones, DSI, Inc.

DATE:                   February 8, 2000

Escrow Fees are as follows:

PRODUCT	DESCRIPTION	FEE
Preferred Protection System	One time set-up fee -includes contract review and account establishment	$ [***]

	Deposit Account - V2 cubic foot storage unit, Initial Deposit, Beneficiary fee, Semi-Annual Account Histories, Deposit Notification for all updates	[***]

	Unlimited Updates	[***]
Total 1st Year Fees		$ [***]

You will have two options regarding updating the deposit account:

Individual Updates              $[***].

Unlimited Updates               $[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

10

MEDecision

Addendum #001

This Addendum #001 to the Preferred Escrow Agreement (“the Addendum #001”), effective as of June 30, 2004 is entered into by and between MEDecision, Inc. (“Depositor”), One Devon Square, 724 W. Lancaster Avenue, Suite 200, Wayne, PA 19087 and PacifiCare Health Systems, Inc (“Preferred Beneficiary”), 10803 Hope Street, Cypress, CA 90630 and DSI Technology Escrow Services, Inc. (“DSI”) Sometimes hereinafter, Depositor and Preferred Beneficiary and DSI may each be referred to in this Addendum #001 individually as a “Party” and together as the “Parties”.

WHEREAS, the Parties have executed and have been operating under a Preferred Escrow Agreement, with an effective date of April 4,2000 (“the Preferred Escrow Agreement”);

WHEREAS, Preferred Beneficiary and Depositor have executed a Master Product Agreement with an effective date of June 30,2004 (“MPA”) and a Master Services Agreement with an effective date of June 30,2004 (“MSA”); and WHEREAS, the Parties wish to amend the Preferred Escrow Agreement to add and modify certain terms, but maintain the definitions set forth in the Preferred Escrow Agreement except as modified herein.

NOW THEREFORE, in consideration of the mutual promises and covenants herein set forth, Depositor and the Preferred Beneficiary and DSI agree as follows:

1.                                      Paragraph 4.1.a

The Parties agree to replace paragraph 4.1 .a of the License Agreement with the following:

4.1.a In the event that Depositor shall be unable or fail to materially perform any function obligated in Appendix A of the MPA, the Standard Support Appendix, provided that:

1.                                       [***]; and

2.                                       [***].

2.                                      Paragraph 4.5

The Parties agree to add the following to paragraph 4.5 of the License Agreement:

The Preferred Beneficiary and such third parties as are authorized to access the Products pursuant to the MPA, may modify and create derivative works of the Deposit Materials.

3.                                      Exhibit A to the License Agreement

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

1

The Parties agree to replace Exhibit A, Materials To Be Deposited, with Exhibit A to this Addendum #001.

Intending to be legally bound, the parties have had this Addendum #001 executed by their duly authorized officials.

MEDECISION, INC.	PACIFICARE HEALTH SYSTEMS, INC.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

DSI TECHNOLOGY ESCROW SERVCIES, INC.

By:
Name:
Title:
Date:

2

Exhibit A

MATERIALS TO BE DEPOSITED

Account Number:  [***]

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:

Source Code (which includes all code (object and source), user documentation not already provided to Preferred Beneficiary, instructions for compilation, set-up, and implementation, and all technical documentation) for the current version in production at Preferred Beneficiary as well as all other, more recent Upgrades (as defined in the MPA) in general release for the following MEDecision Products:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

MEDECISION, INC.	PACIFICARE HEALTH SYSTEMS, INC.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

3

MEDecision

MEDecision, Inc.   ♦   One Devon Square,  724 W. Lancaster Avenue   ♦   Wayne, PA  19087    ♦    Phone: 610-254-0202   ♦   Fax: 610-254-5100

Schedule 1                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                Number:  PHS-001P

Customer:                                          PACIFICARE HEALTH SYSTEMS, INC.

This Schedule 1 incorporates the Master Product Agreement Number: PHS-001

Customer Purchase Order Number (optional):

Authorized Locations:  Any one or more locations of Customer, an Affiliate or Outsourcer

Effective Date of this Schedule 1:  June 30,2004

MEDecision Products.  MEDecision grants to Customer and its Affiliates a nonexclusive, [***] license to install the following MEDecision Products at the Authorized Locations and to use the MEDecision Products in (a) the normal course of the Customer’s and its Affiliates’ managed care, preadmission certification, continued stay review and/or case management business, and/or (b) any other business of Customer and its Affiliates as mutually agreed upon in writing between the Parties.  The Customer agrees that the Products will only be used for the Customer’s and its Affiliates’ internal use during the term of this license.

Prior Customizations.  MEDecision grants to Customer and its Affiliates a nonexclusive, [***] license to install at the Authorized Locations and use the Prior Customizations in (a) the normal course of Customer’s and its Affiliates’ managed care, preadmission certification, continued stay review and/or case management business, and/or (b) any other business of Customer and its Affiliates as mutually agreed upon in writing between the Parties.  The Customer agrees that the Prior Customizations will only be used for the Customer’s and its Affiliates’ internal use during the term of this license.

MEDecision Product Code	MEDecision Product Name	Number of Members/ Lives	Number of Production Environments (4)	ASP or Installed	Initial License Fees	First Year’s Annual Standard Support Fees	Recurring Annual Standard Support Fees (5)
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

4

MEDecision Product Code	MEDecision Product Name	Number of Members/ Lives	Number of Production Environments (4)	ASP or Installed	Initial License Fees		First Year’s Annual Standard Support Fees		Recurring Annual Standard Support Fees (5)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
					$	[***]	$	[***]	$	[***]

1              License to [***] will terminate one (1) year from first date of Customer’s use of [***] in a production environment.

2              License to [***] will terminate one (1) year from first date of Customer’s use of [***] in a production environment.  Customer will be responsible for acquiring the licenses for upgrades for the following Third Party Products necessary for running this MEDecision Product:  [***].

3              Customer will be responsible for acquiring the licenses for the following Third Party Products necessary for running this MEDecision Product: [***].

4              Number of Production Environments is the number of environments of the licensed MEDecision Products that can be in production at any given time.  Additional Production Environments would be subject to additional license and support fees.  The Parties agree that Customer may use the Products in additional test environments for no additional fees.

5              For the initial [***] of this Agreement, the Annual Standard Support Fees for MEDecision Products will not increase.  Thereafter, Annual Standard Support Fees for MEDecision Products may increase by the lesser of (i) [***], or (ii) [***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Pricing.  Any and all Members/Lives of Customer and the Current Affiliates, existing as of the Effective Date or added at any time in the future, other than the addition of Members/Lives through a merger or acquisition as described in the following sentence, are included in the Initial License Fee set forth above.  In the event that Customer’s or any Affiliates’ Members/Lives increase due to (a) Customer or such Affiliate merging with a third party, or (b) Customer or such Affiliate acquiring the assets or stock of any third party, then Customer will notify MEDecision in writing within [***] days following the closing of the applicable transaction, which notice shall contain an election by Customer regarding the manner in which Customer will pay the additional license fees as described below.

Additional License Fee Schedule for Members/Lives added due to Acquired or Merged Entities

License and Additional Annual Standard Support fees	License Fee		Additional Annual Standard Support Fee
Customer shall elect one of the following:
1. [***], -or-	$	[***]	$ [***]
2. [***]	$	[***]	[***]

Third Party Products

Third Party Products.  MEDecision grants to Customer and its Affiliates a nonexclusive, [***] license to install the following Third Party Products at the Authorized Locations and to use the Third Party Products solely in conjunction with MEDecision Products in (a) the normal course of the Customer’s and its Affiliates’ managed care, preadmission certification, continued stay review and/or case management business, and/or (b) any other business of Customer and its Affiliates as mutually agreed upon in writing between the Parties.  The Customer agrees that each Third Party Product will only be used for the Customer’s and its Affiliates’ internal use during the term of the applicable license.  MEDecision represents that it is contractually obligated to make the following third parties beneficiaries of this Agreement: [***].

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

5

Third Party Product Code	Term of License	Third Party Product Name	Number of Servers	Number of Instances of the Third Party Product	Number of Concurrent Users	Initial License Fees	First Year’s Recurring Annual License Fees	Recurring Annual License Fees**	First Year’s Annual Standard Support Fees	Recurring Annual Standard Support Fees**
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				TOTALS		$ [***]	$ [***]	$ [***]	$ [***]	$ [***]

PAYMENT TERMS

MEDecision will invoice Customer for License Fees of US $[***] and first year’s Annual Standard Support Fees of US $[***] on the Effective Date of this Schedule 1 and such fees shall be payable in accordance with Section 3.1 of this Agreement.  Thereafter, Recurring Annual License Fees for Third Party Products and Annual Standard Support Fees for MEDecision Products and Third Party Products are due and payable at the later of: (a) [***] or (b) within [***] days of receipt by Customer of a valid invoice in accordance with Section 3.1 of this Agreement.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

6

APPENDIX A to SCHEDULE 1- Configuration and Communications

 [***] environments-Partitioned server model

Supported Platforms	AIX 4.3.3 or higher	AIX 4.3.3 or higher	AIX 4.3.3 or higher
MEDecision Application	[***]	[***]	[***]
LPAR and number of concurrent users	[***]	[***]	[***]
Model (Mid-range Class Server)	[***]	[***]	[***]
Processors	[***]	[***]	[***]
Memory	[***]	[***]	[***]
Disk Space Requirements (1)	[***]	[***]	[***]
Additional Server Hardware	[***]	[***]	[***]
Third Party Software	[***]	[***]	[***]

[***] Server Requirements (Two servers required) (1)

Supported Platforms	AIX 4.3.3 or higher
Model (Entry Class Server)	[***]
Processors	[***]
Memory	[***]
Disk Space Requirements (2)	[***]
Additional Server Hardware	[***]

(1)           See Fault Tolerance Options Section.  Disk Space specified is an estimate based off of similar client configurations.  A final disk space configuration can be provided upon completion of the questionnaires.

(1)           Request will load balanced across both web servers

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

7

Third Party Software	IBM HTTP web server

[***]

Supported Platforms	Windows 2000, NT 4.0,9x
Model (Entry Level Server)	[***]
Processors	[***]
Memory	[***]
Disk Space Requirements	[***]
Additional Server Hardware	[***]
Third Party Software	[***]

[***] Client Workstation Requirements

Supported Platforms	Windows XP, 2000 Workstation, NT 4.0 Workstation, 9x
Model (Workstation Class Machine)	[***]
Memory	[***]
Required Disk Space	[***]
Network protocol	[***]
Accessories	[***]
Third Party Software	[***]

[***]

MIDR Server (1)
Broadcast Agent Scheduler Server (2)

Supported Platforms	Windows 2000, NT 4.0
Model (Entry Server Class Machine)	[***]
Processors	[***]
Memory	[***]
Recommended Disk Space	[***]
Accessories	[***]
[***]
Third Party Software	[***]

Mail Server

The [***] environment requires a mail server capable of receiving SMTP requests from both the Cache database server and the MIDR server.  An E-mail containing the status of the Extract Transformation and Load process (ETL) will be sent to the [***] client(s).

(3)           Required for customers using Solaris or HP for their main server platform.

(1)           See MIDR requirements on partition server configuration (LPAR 3)

8

2              MEDecision provides these hardware requirements on behalf of our third-party vendor, Business Objects.

[***]

Business Objects Supervisor/Designer/Reporter Clients (2)

Supported Platforms	Windows 2000, NT 4.0, XP (1)
Model (Workstation Class Machine)	[***]
Processors	[***]
Memory	[***]
Recommended Disk Space	[***]
Accessories	[***]
[***]
Third Party Software	[***]

[***]

Top Down Client Letter Server

Supported Platforms	Windows XP, 2000, NT 4.0 or 98
Model (Entry Class Server)	[***]
Processors	[***]
Memory	[***]
Recommended Disk Space	[***]
Accessories	[***]
[***]
Third Party Software	[***]

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

9

[***] (2)

Supported Platforms	Windows 2000 /NT 4.0	AIX 4.3.3/AIX 5.x	Solaris 8 / 9
Model (Entry Class Server)	[***]	[***]	[***]
Processors	[***]	[***]	[***]
Memory	[***]	[***]	[***]
Disk Space Requirements	[***]	[***]	[***]
Additional Server Hardware	[***]	[***]	[***]
Third Party Software (Choose one of the following databases for client letter database repository)	[***]	[***]	[***]

The Parties may mutually agree in writing to change the Communications and Configuration specifications described above.

(2)           The [***] may reside on the [***] server.

(3)           Dedicated Tape Drive for server is optional.  MEDecision recommends server be backed up using dedicated or enterprise backup solution.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

10